{00320828.1}
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 22, 2006


                          WESTERN PLAINS ENERGY, L.L.C.
             (Exact name of registrant as specified in its charter)

                 Kansas                     0-50714              48-1247506
     ------------------------------      ---------------    -------------------
    (State or other jurisdiction of     (Commission File      (I.R.S. Employer
     incorporation or organization)         Number)         Identification No.)

                               3022 County Road 18
                                Oakley, KS 67748
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number including area code: (785) 672-8810
                                                           --------------


          (Former name or former address, if changed since last report)

     Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]    Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
        Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
        Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
          Appointment of Principal Officers

     On February 22, 2006, the Board of Managers of Western Plains Energy, L.L.C. appointed Steven R. McNinch as General Manager of the Company. Mr. McNinch replaced Eric Robben, Interim General Manager, in that position. Mr. McNinch will serve at the will of the Board of Managers.

     Immediately prior to his appointment to the Company, Mr. McNinch served as the polyurethane department manager for the Belleville Shoe Manufacturing Company in Belleville, Illinois, where he was responsible for day-to-day operations, capital budgeting and staffing of the department. He occupied that position from November 2004. Between 2002 and November 2004, he was the manufacturing manager for DBM Technologies of Owensboro, Kentucky, where he was responsible for the day-to-day operations of two manufacturing facilities engaged in the production of plastic automotive components. From 1998 to 2001, Mr. McNinch served as the manager of manufacturing for Rubbermaid in Winfield, Kansas, where he was responsible for the day-to-day operation of two manufacturing facilities engaged in the production of household products.

     Mr. McNinch, who is 37 years of age, received a Bachelor of Arts in Chemistry and Physics in 1995 and a Master of Business Administration in 2002 from the Southwestern College located in Winfield, Kansas.

Cautionary Statement for Purposes of the "Safe Harbor "Provisions of the Private Securities Litigation Reform Act of 1995.

     Certain statements contained herein and subsequent oral statements made by and on behalf of the Company may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are sometimes identified by words such as "intends," "anticipates," "believes," "expects" and "hopes" and include, without limitation, statements regarding the Company's plan of business operations, potential contractual arrangements, receipt of working capital, anticipated revenues and related expenditures and involve a number of risks and uncertainties that could cause actual results to differ materially from projected results. Such factors include, among others, the willingness and ability of third parties to honor their contractual obligations, the decisions of third parties over which the Company has no control, commodity prices, environmental and government regulations, availability of financing, judicial proceedings, force majeure events, and other risk factors as described from time to time in the Company's filings with the Securities and Exchange Commission. Many of these factors are beyond the Company's ability to control or predict. Investors are cautioned not to put undue reliance on forward-looking statements. Except as otherwise required by applicable securities statutes or regulations, the Company disclaims any intent or obligation to update publicly these forward looking statements, whether as a result of new information, future events or otherwise.



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                                    SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            WESTERN PLAINS ENERGY, L.L.C.



Date:  February 28, 2006                    By: /s/ Eric Robben
                                                -------------------------------
                                                Eric Robben
                                                Interim Chief Executive Officer